UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2013

ACCURIDE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32483	61-1109077
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7140 Office Circle, Evansville, IN	47715
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (812) 962-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition

On February 13, 2013, Accuride Corporation (“Accuride”) will webcast its presentation at the BB&T Capital Markets 28th Annual Transportation Services Conference being held at The Biltmore Hotel in Coral Gables, Florida.  Rick Dauch, Accuride President & CEO, and Greg Risch, Vice President & Chief Financial Officer, will speak to the investment community beginning at 7:45 a.m. Eastern.  Among other things, the presentation will pre-announce certain unaudited financial results for the twelve months ended December 31, 2012, including net sales from continuing operations of $929.8 million, Adjusted EBITDA of $63.4 million, free cash flow of negative $31.2 million and liquidity of $66.1 million.  The text of the slide presentation to be used by Accuride in connection with the conference, including information concerning forward-looking statements and factors that may affect future results, are attached hereto as Exhibits 99.1.

Accuride’s presentation will be broadcast live through an audio webcast available at the Investor Information section of the company’s website - www.accuridecorp.com/investors.  Presentation slides will be available for download at the site, and the webcast will be available for replay for 30 days following the event.

The information contained in this Item 2.02 and in Exhibit 99.1 is being furnished and not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent Accuride specifically incorporates the information by reference. By filing this report on Form 8-K and furnishing this information, Accuride makes no admission as to the materiality of any information in this Item 2.02 that is required to be disclosed solely by reason of Regulation FD.

The information being furnished pursuant to this Item 2.02 is intended to be considered in the context of Accuride’s SEC filings and other public announcements that Accuride may make from time to time, by press release or otherwise. Accuride undertakes no duty or obligation to publicly update or revise the information contained in this report, although it may do so from time-to-time as it believes is warranted.  Any such update may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures..

Item 7.01.                                          Regulation FD Disclosure

See Item 2.02 above.

Item 9.01.                                          Financial Statements and Exhibits

(d)                                 Exhibits

99.1	Text of Slide Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCURIDE CORPORATION

/s/ STEPHEN A. MARTIN	Dated:	February 12, 2013
Stephen A. Martin
Senior Vice President / General Counsel